UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2022

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Predictive Oncology Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

(Address of Principal Executive Offices) (Zip Code)

(651) 389-4800

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Chief Executive Officer

          On September 15, 2022, J. Melville Engle announced that he will retire as the Chief Executive Officer of Predictive Oncology Inc. (the “Company”) and as Chairman and a member of the Company’s board of directors, effective October 31, 2022.  To ensure an orderly transition of his responsibilities, the Company and Mr. Engle entered into a Transition and Separation Agreement dated September 15, 2022 (the “Transition Agreement”) pursuant to which Mr. Engle will continue to serve as Chief Executive Officer until October 31, 2022 under the terms of his existing employment agreement while the Company conducts a search for his replacement.  The Transition Agreement provides for, among other things, the payment of certain separation benefits to Mr. Engle following termination of his employment, contingent upon Mr. Engle signing, delivering and not rescinding or revoking a general release of claims in favor of the Company, including $524,400 in severance pay, which amount is equal to one year of Mr. Engle’s base salary, a pro-rata bonus for 2022 in the amount of $139,000, and accelerated vesting of 300,000 restricted stock units previously granted to Mr. Engle as part of the Company’s 2021 Long-Term Incentive Plan.

          The foregoing description of the material terms of the Transition Agreement is not complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Transition and Separation Agreement dated September 15, 2022 by and between J. Melville Engle and Predictive Oncology Inc.
99.1	Press Release dated September 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Predictive Oncology Inc.

Date: September 16, 2022	By:	/s/ Bob Myers
Bob Myers
Chief Financial Officer